THE ADVISORS’ INNER CIRCLE FUND II

(the “Trust”)

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

(the “Funds”)

Supplement dated May 27, 2021

to the Funds’ Statement of Additional Information (the “SAI”), dated May 1, 2021

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective March 15, 2021, Brown Brothers Harriman & Co. replaced MUFG Union Bank, N.A. as custodian for the Champlain Emerging Markets Fund. Therefore, the SAI is hereby amended and supplemented as follows.

1.	The second sentence under “The Custodians” section is hereby deleted and replaced with the following:

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661 (“BBH” and, together with U.S. Bank, the “Custodians”), acts as custodian of the Emerging Markets Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CSC-SK-017-0100